Exhibit 99.1

November 1, 2010

Securities and Exchange Commission
Washington, DC 20549

Ladies and Gentlemen:

We have read the Company’s statements included under Item 4.02 of its Form 8-K/A dated November 1, 2010 and agree with such statements.

Very truly yours,

/s/ Marcum LLP